UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2026

Nexentis Technologies Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40403	26-4684680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Pinhas Sapir St. 3, Kiryat HaMada Ness Ziona, Israel	7403626
(Address of principal executive offices)	(Zip Code)

(347) 468 9583

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NXTS	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 22, 2026, Nexentis Technologies Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors pursuant to which the Company agreed to sell and issue in a registered direct offering (the “Registered Direct Offering”) an aggregate of 410,998 of the Company’s shares of common stock (the “RD Shares”) at a purchase price of $7.056 per share. The offering price represented a premium to the Nasdaq Minimum Price under Listing Rule 5635(d).

In a concurrent private placement (the “Private Placement” and together with the Registered Direct Offering, the “Offerings”), the Company also agreed to issue to the same investors an aggregate of 410,998 warrants to purchase up to 410,998 shares of the Company’s common stock (the “Warrants”). The Warrants will be exercisable upon issuance at an exercise price of $7.056 per share, subject to adjustment as set forth therein, and will have a 5-year term from the issuance date. The Warrants may be exercised on a cashless basis if there is no effective registration statement registering the shares underlying the warrants.

In connection with the Private Placement, the Company is required to file a resale registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register for resale the shares issuable upon exercise of the unregistered Warrants, within 30 days of the closing date of the Purchase Agreement (the “Closing Date”), and to have such Registration Statement declared effective within 60 days after the Closing Date.

The Purchase Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature.

Aggregate gross proceeds to the Company in respect of the Offerings is approximately $2.9 million, before deducting offering expenses payable by the Company. The Offerings are expected to close on or about June 24, 2026, subject to satisfaction of customary closing conditions.

The RD Shares to be issued in the Registered Direct Offering will be issued pursuant to a prospectus supplement which will be filed with the SEC, in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-295100), which became effective on April 29, 2026, and the base prospectus dated as of April 29, 2026 contained in such registration statement.

The Warrants to be issued in the Private Placement and the shares underlying such warrants are being offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder. Each of the investors has represented that it is an accredited investor, as such term is defined in Regulation D, and has acquired such securities for its own account and has no arrangements or understandings for any distribution thereof. The offer and sale of the foregoing securities is being made without any form of general solicitation or advertising. The Warrants to be issued in the Private Placement and the shares underlying such warrants have not been registered under the Securities Act or applicable state securities laws. Accordingly, such securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation to buy nor shall there be any sale of the shares or warrants in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The foregoing descriptions of the Purchase Agreement and the Warrant are not complete, and are qualified in their entireties by reference to the full text of such documents, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.

A copy of the opinion of Greenberg Traurig, P.A. relating to the securities issued in the Registered Direct Offering is attached as Exhibit 5.1 hereto.

Warning Concerning Forward Looking Statements

This Current Report on Form 8-K contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward looking statements are based upon the Company’s present intent, beliefs or expectations, but forward looking statements are not guaranteed to occur and may not occur for various reasons, including some reasons which are beyond the Company’s control. For example, this Current Report states that the Offerings are expected to close on or about June 24, 2026. In fact, the closing of the Offerings is subject to various conditions and contingencies as are customary in securities purchase agreements in the United States. If these conditions are not satisfied or the specified contingencies do not occur, this offering may not close. For this reason, among others, you should not place undue reliance upon the Company’s forward looking statements. Except as required by law, the Company undertakes no obligation to revise or update any forward looking statements in order to reflect any event or circumstance that may arise after the date of this Current Report.

Item 3.02.	Unregistered Sales of Equity Securities.

The information under Item 1.01 of this Current Report on Form 8-K regarding the unregistered securities described therein is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Greenberg Traurig, P.A.
10.1	Form of Securities Purchase Agreement, dated June 22, 2026
10.2	Form of Warrant
23.1	Consent of Greenberg Traurig, P.A. (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nexentis Technologies Inc.

Date: June 22, 2026	By:	/s/ David Palach
	Name:	David Palach
	Title:	Chief Executive Officer